Exhibit 10.1

MAXIM GROUP

August 3, 2018

STRICTLY CONFIDENTIAL

Thomas K. Equels

Hemispherx Biopharma, Inc.

860 N. Orange Avenue, Suite B

Orlando, Florida 32801

Dear Mr. Equels:

This letter (the “Amendment Agreement”) constitutes an agreement between Hemispherx Biopharma, Inc. (the “Company”) and Maxim Group LLC (the “Agent”) to further amend the Equity Distribution Agreement, dated as of July 23, 2012, as amended on August 5, 2015, between the Company and the Agent (as amended the first time, the “Agreement”) as follows:

Section 1(a)(i) of the Agreement is hereby amended by deleting the following text previously amended on August 4, 2015:

“A registration statement on Form S-3 (File No. 333-182216) (the “First Registration Statement”) was initially declared effective by the Commission on July 2, 2012, and, prior to the expiration of such First Registration Statement, a new registration statement on Form S-3 (File No 333-205228) (the “Second Registration Statement”) was initially declared effective by the Commission on August 4, 2015 (such date, the “Effective Date”) (the First Registration Statement from July 2, 2012 through the Effective Date and the Second Registration Statement from the Effective Date and thereafter, respectively, hereinafter referred to as the “registration statement”) is currently effective, under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Rules and Regulations”) (collectively called the “Securities Act”);”

and inserting in replacement thereof the following:

“A registration statement on Form S-3 (File No. 333-182216) (the “First Registration Statement”) was initially declared effective by the Commission on July 2, 2012 and, prior to the expiration of such First Registration Statement, a new registration statement on Form S-3 (File No 333-205228) (the “Second Registration Statement”) was declared effective by the Commission on August 4, 2015. Prior to the expiration of such Second Registration Statement, a new registration statement on Form S-3 (File No 333-226059) (the “Third Registration Statement”) was declared effective by the Commission on August 3, 2018 (such date, the “Effective Date”) (the First Registration Statement from July 2, 2012 through August 4, 2015, the Second Registration Statement from August 4, 2015 through the Effective Date and the Third Registration Statement from the Effective Date and thereafter, collectively hereinafter referred to as the “registration statement”) is currently effective, under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Rules and Regulations”) (collectively called the “Securities Act”);”.

In acknowledgment that the foregoing correctly sets forth the understanding reached by the Agent and the Company, please sign in the space provided below, whereupon this Amendment Agreement shall constitute a binding amendment to the Agreement as of the date indicated above.

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Very truly yours,

MAXIM GROUP LLC

By	/s/ Clifford A. Teller
Name:	Clifford A. Teller
Title:	Executive Managing Director

Accepted and Agreed:

HEMISPHERX BIOPHARMA, INC.

By:	/s/ Thomas K. Equels
Name:	Thomas K. Equels
Title:	Chief Executive Officer